CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 16 to the Registration Statement (Form N-1A, No. 33-76566) of Touchstone Variable Series Trust and to the use of our report dated February 13, 2002, incorporated by reference therein.


                                        ERNST & YOUNG LLP

Cincinnati, Ohio
April 24, 2002